             HEFTEL BROADCASTING CORPORATION AND SUBSIDIARIES
     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

  The following unaudited pro forma condensed consolidated statements of operations of Heftel Broadcasting Corporation (the "Company") present the results of operations for the year ended December 31, 1996 and the nine months ended September 30, 1997 as if the following transactions (collectively, the "Transactions"), as defined herein, had been completed on January 1, 1996: (i) the Tender Offer; (ii) the Tichenor Acquisitions; and
(iii) the Tichenor Merger. The pro forma condensed consolidated statements of operations give effect to various acquisitions completed by Tichenor (the "Tichenor Acquisitions") during the periods presented, as more fully described in the notes hereto.

  On February 14, 1997, the Company completed its acquisition of Tichenor Media System, Inc. ("Tichenor"), a national radio broadcasting company engaged in the business of acquiring, developing and programming Spanish language radio stations. The acquisition was effected through the merger of a wholly-owned subsidiary of the Company with and into Tichenor (the "Tichenor Merger"). Under the terms of the Amended and Restated Agreement and Plan of Merger by and among Clear Channel Communications, Inc. ("Clear Channel") and Tichenor dated October 10, 1996 (which agreement was assigned to the Company by Clear Channel), Tichenor shareholders received (a) 7.8261 shares of Heftel Class A Common Stock, par value $.001 per share ("Heftel Common Stock"), in exchange for each share of Tichenor Common Stock and (b)
4.3478 shares of Heftel Common Stock in exchange for each share of Tichenor Junior Preferred Stock. In addition, the holders of Tichenor 14% Senior Redeemable Cumulative Preferred Stock ("Tichenor Senior Preferred") received $1,000 per share plus accrued and unpaid dividends through December 31, 1995 for each share of Tichenor Senior Preferred.

  The transaction value of the Tichenor Merger was approximately $256.5 million which is the sum of (a) the fair value of the Tichenor Common and Junior Preferred Stock (the "Tichenor Stock," $181.1 million), (b) the outstanding Tichenor Senior Preferred ($3.4 million), and (c) Tichenor's long-term debt ($72.0 million). The fair value of the Tichenor Stock is the sum of (a) the issuance of 5,689,878 shares of Heftel Common Stock with an aggregate value of $180.6 million based on a closing price of $31.75 per share on July 9, 1996 (the day the Tichenor Merger was announced), and (b) the direct costs related to the Tichenor Merger. The Tichenor Merger is accounted for using the purchase method of accounting. The purchase price is allocated primarily to FCC licenses and goodwill and amortized over 40 years. The pro forma condensed consolidated statements of operations do not purport to present the actual results of operations of the Company had the Transactions actually occurred on the date specified, nor is it necessarily indicative of the results of operations that may be achieved in the future.

               HEFTEL BROADCASTING CORPORATION AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       YEAR ENDED DECEMBER 31, 1996 (1)
                 (Dollars in thousands, except per share data)
                               ----------------

                                                         Company         Tender      Company
                                                      as reported (2)   Offer (5)  as adjusted
                                                      ---------------   ---------  -----------
Net broadcasting revenues                               $ 72,583        $   -        $ 72,583
                                                        --------        -------      --------

Operating expenses:
 Station operating expenses                               48,285            -          48,285
 Corporate expenses                                        4,528         (2,500)(6)     2,028
 Depreciation and amortization                             6,001            817 (7)     6,818
                                                        --------        -------      --------
   Total operating expenses                               58,814         (1,683)       57,131
                                                        --------        -------      --------

Operating income (loss)                                   13,769          1,683        15,452
                                                        --------        -------      --------

Other expense (income):
 Interest expense, net                                    11,524            -          11,524
 Restructuring charges                                    29,011            -          29,011
 Other expense (income), net                               1,529            -           1,529
                                                        --------        -------      --------
   Total other expense                                    42,064            -          42,064
                                                        --------        -------      --------

Income (loss) before provision for income taxes          (28,295)         1,683       (26,612)
Income tax expense (benefit)                                 100            -             100
                                                        --------        -------      --------

Income (loss) from continuing operations                $(28,395)       $ 1,683      $(26,712)
                                                        --------        -------      --------
                                                        --------        -------      --------

Income (loss) from continuing operations
 per common and common equivalent share                 $  (1.35)                    $  (1.27)
                                                        --------                     --------
                                                        --------                     --------

Weighted average shares outstanding                       20,998(4)                    20,998
                                                        --------                     --------
                                                        --------                     --------

Other Operating Data:
 Broadcast cash flow                                    $ 24,298                     $ 24,298
                                                        --------                     --------
                                                        --------                     --------

               HEFTEL BROADCASTING CORPORATION AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       YEAR ENDED DECEMBER 31, 1996 (1)
                 (Dollars in thousands, except per share data)
                               ----------------


                                                                                       Tichenor
                                                    Tichenor        Tichenor          pro forma     Tichenor
                                                   as reported   acquisitions (10)   adjustments   as adjusted
                                                   -----------   -----------------   -----------   -----------
Net broadcasting revenues                            $47,087          $ 2,501        $   -           $49,588
                                                     -------          -------        -------         -------

Operating expenses:
 Station operating expenses                           35,565            3,005           (285)(11)     38,285
 Corporate expenses                                    5,424              256            -             5,680
 Depreciation and amortization                         3,539              361            669 (12)      4,569
                                                     -------          -------        -------         -------
   Total operating expenses                           44,528            3,622            384          48,534
                                                     -------          -------        -------         -------

Operating income (loss)                                2,559           (1,121)          (384)          1,054
                                                     -------          -------        -------         -------

Other expense (income):
 Interest expense, net                                 4,135            1,631          1,278 (13)      7,044
 Restructuring charges                                   -                -              -               -
 Other expense (income), net                              60               (8)           -                52
                                                     -------          -------        -------         -------
   Total other expense                                 4,195            1,623          1,278           7,096
                                                     -------          -------        -------         -------

Income (loss) before provision for income taxes       (1,636)          (2,744)        (1,662)         (6,042)
Income tax expense (benefit)                            (245)             -           (1,762)(15)     (2,007)
                                                     -------          -------        -------         -------

Income (loss) from continuing operations             $(1,391)         $(2,744)       $   100         $(4,035)
                                                     -------          -------        -------         -------
                                                     -------          -------        -------         -------

Income (loss) from continuing operations
 per common and common equivalent share              $ (1.24)(9)                                     $ (3.18)
                                                     -------                                         -------
                                                     -------                                         -------

Weighted average shares outstanding                    1,368                                           1,368
                                                     -------                                         -------
                                                     -------                                         -------

Other Operating Data:
 Broadcast cash flow                                 $11,522                                         $11,303
                                                     -------                                         -------
                                                     -------                                         -------

               HEFTEL BROADCASTING CORPORATION AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       YEAR ENDED DECEMBER 31, 1996 (1)
                 (Dollars in thousands, except per share data)
                               ----------------

                                                      Tichenor       Company
                                                       Merger       pro forma
                                                     pro forma      condensed
                                                    adjustments    consolidated
                                                   -------------   ------------
Net broadcasting revenues                             $   -          $122,171
                                                      -------        --------

Operating expenses:
 Station operating expenses                               -            86,570
 Corporate expenses                                       -             7,708
 Depreciation and amortization                          5,693 (16)     17,080
                                                      -------        --------
   Total operating expenses                             5,693         111,358
                                                      -------        --------

Operating income (loss)                                (5,693)         10,813
                                                      -------        --------

Other expense (income):
 Interest expense, net                                    -            18,568
 Restructuring charges                                    -            29,011
 Other expense (income), net                              -             1,581
                                                      -------        --------
   Total other expense                                    -            49,160
                                                      -------        --------

Income (loss) before provision for income taxes        (5,693)        (38,347)
Income tax expense (benefit)                             (557)(17)     (2,464)
                                                      -------        --------

Income (loss) from continuing operations              $(5,136)       $(35,883)
                                                      -------        --------
                                                      -------        --------

Income (loss) from continuing operations
 per common and common equivalent share                              $  (1.11)
                                                                     --------
                                                                     --------

Weighted average shares outstanding                                    32,377
                                                                     --------
                                                                     --------

Other Operating Data:
 Broadcast cash flow                                                 $ 35,601
                                                                     --------
                                                                     --------

                     HEFTEL BROADCASTING CORPORATION AND SUBSIDIARIES
           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         NINE MONTHS ENDED SEPTEMBER 30, 1997 (1)
                      (Dollars in thousands, except per share data)
                                        ------------

                                                                                                Tichenor        Company
                                                                                 Tichenor        Merger        pro forma
                                                   Company        Tichenor       pro forma      pro forma      condensed
                                                as reported(3)  as reported(8)  adjustments    adjustments    consolidated
                                                --------------  --------------  -----------    ------------   ------------
Net broadcasting revenues                          $  98,207       $  4,582     $      -       $      -        $  102,789
                                                   ---------       --------     --------       --------        ----------
Operating expenses:
  Station operating expenses                          60,796          4,772          (94)(11)         -            65,474
  Corporate expenses                                   3,505            571            -              -             4,076
  Depreciation and amortization                       10,675            550           83 (12)       712 (16)       12,020
                                                   ---------       --------     --------       --------        ----------
      Total operating expenses                        74,976          5,893          (11)           712            81,570
                                                   ---------       --------     --------       --------        ----------
Operating income (loss)                               23,231         (1,311)          11           (712)           21,219
                                                   ---------       --------     --------       --------        ----------
Other expense (income):
  Interest expense, net                                3,099            822          161 (13)         -             4,082
  Other expense (income), net                            319            831       (1,100)(14)         -                50
                                                   ---------       --------     --------       --------        ----------
      Total other expense (income)                     3,418          1,653         (939)             -             4,132
                                                   ---------       --------     --------       --------        ----------
Income (loss) before provision for income taxes       19,813         (2,964)         950           (712)           17,087
Income tax expense (benefit)                           7,925         (1,141)         380 (15)       342 (17)        7,506
                                                   ---------       --------     --------       --------        ----------
Income (loss) from continuing operations           $  11,888       $ (1,823)    $    570       $ (1,054)       $    9,581
                                                   ---------       --------     --------       --------        ----------
                                                   ---------       --------     --------       --------        ----------
Income (loss) from continuing operations
  per common and common equivalent share           $    0.29       $  (2.67)                                   $     0.22
                                                   ---------       --------                                    ----------
                                                   ---------       --------                                    ----------
Weighted average shares outstanding                   40,870 (4)        684                                        42,723
                                                   ---------       --------                                    ----------
                                                   ---------       --------                                    ----------
Other Operating Data:
  Broadcast cash flow (used)                       $  37,411       $   (190)                                   $   37,315
                                                   ---------       --------                                    ----------
                                                   ---------       --------                                    ----------

                HEFTEL BROADCASTING CORPORATION AND SUBSIDIARIES
Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations


  (1) The Company is the acquiring entity for accounting purposes in the Tichenor Merger because of: (i) Clear Channel's relationship with the Company and Tichenor both before and after the consummation of the Tichenor Merger,
(ii) Clear Channel's ability in the future to convert its Nonvoting Common Stock into Class A Common Stock and comply with the FCC's cross-interest policy without substantial economic hardship, and (iii) the Company's relative size as compared to Tichenor.

  (2) Represents the historical operating results of the Company for the twelve months ended December 31, 1996 obtained by adding operating results for the three months ended December 31, 1996 to operating results for the year ended September 30, 1996 and subtracting the operating results for the three months ended December 31, 1995.

  (3) Represents the historical operating results of the Company for the nine months ended September 30, 1997. The operating results of the Company include the operating results of Tichenor from the merger date (February 14, 1997) through September 30, 1997.

  (4) Reflects the two-for-one stock split which was paid on December 1, 1997 in the form of a stock dividend of one share of common stock for each issued and outstanding share of common stock. The income (loss) per common and common equivalent share and other per share information has been restated to reflect this two-for-one stock split.

  (5) Clear Channel is a diversified broadcasting company which, including pending acquisitions, owns and/or programs 177 radio stations and 18 television stations in 39 markets in the United States. On August 5, 1996, Clear Channel completed a tender offer and a related private purchase of stock from existing stockholders of the Company (collectively, the "Tender Offer"). As a result of the Tender Offer, Clear Channel owned approximately 63% of the Class A Common Stock of the Company. Clear Channel had to dispose of certain shares and convert its remaining shares to Class B Non-Voting Common Stock at the date of the Tichenor Merger in order to comply with the cross-interest policy of the FCC. Currently, Clear Channel owns 32% of the outstanding common stock of the Company.

  (6) Reflects the elimination of executive compensation and related benefits of approximately $2,500,000 for the year ended December 31, 1996, relating to the termination of contractual employment agreements with two former officers of the Company terminated in connection with the consummation of the Tender Offer. The two former officers were replaced by existing executive officers of Tichenor. The historical compensation of such officers of Tichenor is included in corporate expense in Tichenor's financial statements under the column "Tichenor as reported."

  (7) Reflects the amortization over five years of two non-compete agreements totaling $7,000,000 paid to two former officers of the Company in connection with the termination of their employment.

  (8) Represents the historical operating results of Tichenor for the period January 1 to February 13, 1997.

                HEFTEL BROADCASTING CORPORATION AND SUBSIDIARIES
Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations


  (9) Net loss per common and common equivalent share for Tichenor is calculated by increasing the net loss by the accretion of stock warrant totaling $311,480 for the year ended December 31, 1996 and dividing such result by the weighted average shares outstanding for the respective period. As a result of the Tichenor Merger, the stock warrant was retired and the related accretion requirements were eliminated.

  (10) Represents the historical operating results of the Tichenor Acquisitions for the period of January 1, 1996 to the respective dates on which Tichenor began operating the acquired stations as a result of the purchase of station assets or entering into time brokerage agreements as follows:

                                                       KSOL-FM  KYLZ-FM
                                            -----------------------------------------
                                 KGBT-FM        Six          Period
                                  Three        months        July 1,
                              months ended     ended         1996 to
                                March 31,     June 30,      August 15,
                                  1996          1996           1996        Subtotal        Total
                              ------------  ------------    ----------   ------------   ------------
Revenues                        $ 66,902    $  1,946,686   $  487,683    $  2,434,369   $  2,501,271
                              ------------  ------------   ----------    ------------   ------------
Station operating expenses
  excluding depreciation and
  amortization                    59,710       2,368,525      576,708       2,945,233      3,004,943
Corporate expense                      -         206,986       49,247         256,233        256,233
Depreciation and amortization      2,800         287,805       70,069         357,874        360,674
Interest expense                   2,040       1,296,502      333,005       1,629,507      1,631,547
Other expense                          -          (8,787)         974          (7,813)        (7,813)
                              ------------  ------------   ----------    ------------   ------------
      Total expense               64,550       4,151,031    1,030,003       5,181,034      5,245,584
                              ------------  ------------   ----------    ------------   ------------
      Net loss                  $  2,352    $ (2,204,345)  $ (542,320)   $ (2,746,665)  $ (2,744,313)
                              ------------  ------------   ----------    ------------   ------------
                              ------------  ------------   ----------    ------------   ------------

      The historical operating results of radio stations KRTX-FM, KLTP-FM and KLTO-FM are not included because KRTX-FM did not operate prior to its acquisition by Tichenor and KLTP-FM and KLTO-FM operated under time brokerage agreements for the entire year and their results of operations are included in the column "Tichenor as reported."

  (11) Represents the reversal of time brokerage agreement fees which were recognized from the beginning of the accounting period through the date the assets were purchased.

  (12) Represents incremental depreciation and amortization expense resulting from the Tichenor Acquisitions from the beginning of the accounting period through the respective dates of purchase as follows:

  For the year ended December 31, 1996:

                                                          KSOL-FM/
                      KRTX-FM      KLTP-FM    KGBT-FM     KZOL-FM     KLTO-FM     TOTAL
                     --------     --------   --------    ---------   --------   ---------
Depreciation         $      -     $ 12,393   $  23,160   $ 144,814   $ 23,590   $ 203,957
Amortization           14,583        9,701     144,397     570,122     86,676     825,479
Less historical             -            -      (2,800)   (357,874)         -    (360,674)
                     --------     --------   --------    ---------   --------   ---------
      Total          $ 14,583     $ 22,094   $ 164,757   $ 357,062   $110,266   $ 668,762
                     --------     --------   --------    ---------   --------   ---------
                     --------     --------   --------    ---------   --------   ---------

                HEFTEL BROADCASTING CORPORATION AND SUBSIDIARIES
Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

  For the nine months ended September 30, 1997:

                         KLTO-FM
                         -------
Depreciation             $17,692
Amortization              65,007
Less historical                -
                         -------
      Total              $82,699
                         -------
                         -------


     The estimated weighted average useful lives of fixed assets, FCC licenses, going concern and other intangibles are assumed to be five, forty, fifteen and five years, respectively.

  (13) Represents incremental interest expense for the year ended December 31, 1996 and the nine months ended September 30, 1997 associated with the Tichenor Acquisitions as if the radio stations were acquired on January 1, 1996. The purchases of KRTX-FM, KLTP-FM, and KGBT-FM were funded with cash from operations and borrowings under Tichenor's credit facility. The weighted average interest rate during the respective periods is 8% based on historical borrowing costs. The purchase of KSOL-FM/KZOL-FM was funded with a note payable issued to Clear Channel with a weighted average interest rate of 10%. The interest cost associated with the portion of the purchase price paid with cash from operations is computed with a weighted average interest rate of 6%. This rate is based on historical yields of short-term investments.

  For the year ended December 31, 1996:

                                                                                Less
                                                       KSOL-FM -              historical
                         KRTX-FM    KLTP-FM   KGBT-FM   KZOL-FM     KLTO-FM     balances        Total
                        ---------  --------  --------  ----------  ---------  -----------    ----------
Interest expense, net   $  67,500  $ 38,500  $ 88,667  $2,500,000  $ 215,100  $(1,631,547)   $1,278,220
                        ---------  --------  --------  ----------  ---------  -----------    ----------
                        ---------  --------  --------  ----------  ---------  -----------    ----------

  For the nine months ended September 30, 1997:

                         KLTO-FM
                        ---------

Interest expense, net   $ 161,325
                        ---------
                        ---------

  (14) Reflects the elimination of a media broker commission of $1,100,000 paid by Tichenor related to the Tichenor Merger.

  (15) Represents the incremental income tax effect of the pro forma adjustments at an estimated effective income tax rate of 40%.

  (16) Reflects incremental amortization expense of approximately $5,692,869 and $711,609 for the year ended December 31, 1996 and the period January 1, 1997 to February 14, 1997 (merger date), respectively. This incremental amortization expense is the result of additional intangible assets recorded as a result of the Tichenor Merger which are being amortized over forty years.

  (17) Reflects the income tax expense (benefit) assuming the utilization of the Company's net operating losses to offset Tichenor's deferred tax liability.